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                                                                    EXHIBIT 99.1


                             JOINT VENTURE CONTRACT
                                 BY AND BETWEEN
       SINO-OVERSEAS CONSTRUCTION INFORMATION, CO. LTD., A COMPANY FORMED
                UNDER THE LAWS OF THE PEOPLE'S REPUBLIC OF CHINA;
              e SMART SYSTEMS, INC., A NEVADA, USA CORPORATION; AND
               INTERMARKET VENTURES, INC., A UTAH, USA CORPORATION



                         CHAPTER 1 - GENERAL PROVISIONS


In accordance with the law of the People's Republic of China on Chinese Foreign Contractual Joint Ventures and other relevant Chinese laws and regulations, the Chinese Company, Sino-Overseas Construction Information Co. Ltd. and two USA Companies, Intermarket Ventures, Inc. and e Smart Systems, Inc., adhering to the principle of equality and mutual benefit and through friendly consultations; hereby agree to jointly invest and to set up a joint venture enterprise in Beijing, the People's Republic of China.

The following Contract has been agreed to by the signing Parties.

                        CHAPTER 2 - JOINT VENTURE PARTIES


Article 1
Parties to this contract are as follows:

SINO-OVERSEAS CONSTRUCTION INFORMATION CO LTD, (hereinafter referred to as Party A or "SCI") Registered in: P. R. China
Legal address:             No. 9, Chaoqianlu, Chengquzhen. Beijing
                           Changping district, 102200
Legal representative:      Name:
                           Position:
                           Nationality: PRC.

e SMART SYSTEMS, INC. (hereinafter referred to as Party B or "eSSI")
Registered in:             Nevada, USA
Legal address is:          3770 Howard Hughes Parkway
                           Las Vegas, Nevada USA, 89119
Legal representative: Name:
                                    Position:
                                    Nationality: USA.

INTERMARKET VENTURES, INC. (hereinafter referred to as Party C or "IVI")
Registered in:       Utah, USA
Legal address is:    3770 Howard Hughes Parkway
                     Las Vegas, Nevada USA, 89109
Legal representative: Name:
                                    Position:
                                    Nationality: USA.

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             CHAPTER 3 - ESTABLISHMENT OF THE JOINT VENTURE COMPANY

Article 2
In accordance with the law of the People's Republic of China on Chinese Foreign Contractual Joint Ventures and other relevant Chinese laws and regulations, the three parties to the joint venture agree to set up a Sino-foreign contractual joint venture limited liability company (hereinafter referred to as the Joint Venture Company).

Article 3
The name of the Joint Venture Company is "____________________________" in Chinese and "________________________" in English. The legal address of the company is: _______________________________________________________,
__________________ District, Beijing.

Article 4
All activities of the Joint Venture Company shall be governed by the laws, decrees and pertinent rules and regulations of the People's Republic of China.

Article 5
The organization form of the Joint Venture Company is a limited liability company. Each party to the Joint Venture Company is liable for the Joint Venture Company within the limit of the capital subscribed by it. The Joint Venture Company is liable for its debts to the extent of its total assets.

Article 6
During the duration of the Joint Venture Company, the profits, risks and losses of the Joint Venture Company shall be shared by the parties as bellows: Party A is 25%, Party B is 50%, and Party C is 25%.


                   CHAPTER 4 - THE PURPOSE, SCOPE OF BUSINESS

Article 7
The purpose of the parties to the joint venture is in conformity with the wish of enhancing the economic cooperation and technical exchanges, to participate in the construction of digital industry model, to improve the product quality, develop new products, and gain competitive position in the PRC market in quality and price by adopting advanced and appropriate technology and scientific management method, so as to raise economic results and ensure satisfactory economic benefits for each investor.

Article 8
The business scope of the Joint Venture Company is to: Import, manufacture, production, sales, scientific development, systems integration and installation of Smart Cards and readers, post-sales services, client services and training, and development of digital smart card software and hardware, construction and system integration, management and operation of the Smart Card transaction center, network and e-commerce construction, and implementation and administration of services for the Smart Cards and readers sold to the transaction center, including maintenance and upgrading services.

Article 9
With the development of the operations of the Joint Venture Company and subject to the approval of the Board of Directors, the Joint Venture Company may set its working capital requirements and agree to increase its registered capital, and register it to the organization that originally assign the approval.

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        CHAPTER 5 - TOTAL AMOUNT OF INVESTMENT AND THE REGISTERED CAPITAL


Article 10
Party A invests into the Joint Venture Company in form of proprietary technology and other rights, Party B and Party C invest in cash and provide the Joint Venture Company with their advanced Super Smart Card technology and other relevant resources pursuant to the Use Agreement.

Article 11
The total amount of investment of the Joint Venture Company shall be up to 29 million US dollars or as determined by a unanimous decision of the Board of Directors based on need as determined after the Joint Venture Company has been established and the then current market situation has been evaluated.

Article 12
The registered capital of the Joint Venture Company shall be 29 million US dollars.

Article 13
Party A, Party B and Party C shall contribute to the registered capital and the investment as follows:

The registered capital of the Joint Venture Company shall be contributed by Party B and Party C as follows:

Party B:
Total US$ 22 million in cash, accounts for 76% of the total amount of the registered capital, and accounts for 50% stock right.

Party C:
Total US$ 7 million in cash, accounts for 24% of the total amount of the registered capital and accounts for 25% stock right.

Party A shall contribute by IPR and other rights, accounts for 0% of the total amount of the registered capital and accounts for 25% of the stock right of the Joint venture. These assets shall be appropriate for the business of the Joint Venture Company and shall become the entire property of the Joint Venture Company.

Article 14
The registered capital of the Joint Venture Company shall be paid by Party B and Party C in one payment within 30 business days after a valid interim Business License containing a business scope materially the same as that one stated herein has been duly obtained.

Article 15
In case any party to the joint venture intends to assign all or part of its joint venture holdings to a third party, written consent shall first be obtained from the other party(s) to the joint venture, and approval from the approval authority is required.

When one party to the joint venture assigns all or part of its investment in the Joint Venture Company, the other parties have pre-emptive rights.


         CHAPTER 6 - RESPONSIBILITIES OF EACH PARTY TO THE JOINT VENTURE

Article 16

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Party A, Party B and Party C shall be respectively responsible for the following matters:

Responsibilities of Party A:

A.1 Providing agreed assistance to the joint venture for the supply and use of smart cards, readers and related services in China.

A.2 Providing to the joint venture without additional charge, all resources at Party A's disposal as are necessary and proper to operate the Joint Venture Company's Super Smart Card Business. Party A guarantees the Joint Venture Company shall use these items free of any charges for the life of the Joint Venture Company. If there is any dispute as to the use by the Joint Venture Company of any such resources free of any charges (including IPR originally supplied to Party B by Party A), Party A shall be responsible to resolve the dispute without disruption to the Joint Venture Company's business;

A.3 Handling of applications for approval, registration, business license, and other matters concerning the establishment of the Joint Venture Company from relevant departments in charge of China including, but not limited to, assisting the Joint venture as one of the entities upon smart card standards to be compiled and referred to for all smart cards used in Chinese construction field;

A.4 Assisting to organize the communication resources necessary for the operation of the Joint Venture Company business at favorable prices, the prices must be equal to or inferior to the prices provided to any affiliated companies of Party A;

A.5 Assisting the Joint Venture Company applying and obtaining all approvals, licenses and certificates so that the Joint Venture Company can obtain all approvals, licenses or certificates needed for operating the Joint Venture Company business as stipulated in Chapter 4 of this contract as well as those that may be necessary in each local area for all lines of business to be undertaken by the Joint Venture Company in connection with its Smart Card business;

A.6 Assisting the Joint Venture Company in applying for the right to the use of a site to the authority in charge of the land, whenever is necessary; Organizing the design and construction of the premises and other engineering facilities of the Joint Venture Company. NewCo shall pay the relevant costs;

A.7 Assisting Party B or Party C for processing import customs declaration for the machinery and equipment purchased by Party B or Party C on behalf of the Joint Venture Company and arranging the transportation within the PRC territory;

A.8 Assisting the Joint Venture Company in purchasing or leasing offices, equipment, materials, raw materials, means of transportation and communication facilities etc.;

A.9 Assisting the joint venture in recruiting Chinese management personnel, technical personnel, workers and other personnel needed and in creating harmonious relations between labor and the Joint Venture Company;

A.10 Assisting foreign workers and staff in applying for the entry visa, work license and other matters;

A.11 Party A shall be responsible for arranging the financing necessary for the systems construction for the 15 cities with existing contracts with Party A on a timely basis. The financing terms must be acceptable to Party B and Party C;

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A.12 Cooperating with the Joint Venture Company with other relevant matters.


Responsibilities of Party B :

B.1  Providing cash in accordance with the stipulations in Article 15;

B.2 Submitting without additional charge all the technical materials and other resources necessary and agreed to, to use super smart card technology of international standard in China, and guaranteeing the Joint Venture Company has the right to use such resources during its duration without additional charge, except as provided pursuant to the Use Agreement;

B.3 Ensuring the feasibility, applicability and security of the Super Smart Card during the operation of the joint venture;

B.4 Giving the Joint Venture Company technical support to the production, research and development, sales, post-sale service;

B.5 Assisting the Joint Venture Company with the selection, installation and adjustment of the equipment;

B.6 Assisting the Joint Venture Company with selection, purchase and examination of raw materials;

B.7 Training manufacturing technique to the employees of the Joint Venture Company in Party B or Party C's affiliated factories or in the Joint Venture's facilities;

B.8 Cooperating with the Joint Venture Company with relevant matters.

Responsibilities of Party C:

C.1  Providing cash in accordance with the stipulations in Article 15;

C.2 Giving the Joint Venture Company technical support to the production, research and development, sales, post-sale service;

C.3 Assisting the Joint Venture Company with the selection, installation and adjustment of the equipment;

C.4 Assisting the Joint Venture Company with model selection, purchase and examination of raw materials;

C.5 Training manufacturing technique to the employees of the Joint Venture Company in Party B or Party C's factory or in the Joint Venture's facilities;

C.6 Cooperating with the Joint Venture Company with relevant matters.


                        CHAPTER 7 - INITIAL BUSINESS PLAN


Article 17
On the day the Contract is valid, which will be upon signing the Contract, all parties should start working on the following:

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1. Necessary procedure for application of the establishment of the Joint Venture
   Company;
2. Establishment of industry base;
3. Order and production of cards, equipment for card production and other parts of apparatus;
4. Staff training;
5. System integration of IVI software and SCI software integration;
6. Other matters.

Article 18
Before the joint company has the ability to do production, with all Parties' agreement, in emergency of market demand, the company can adopt SKD method to import parts of apparatus and set them up in China.

Article 19
With the establishment of the base, all parties agree to find as soon as possible suitable workshop for the production, research and development of cards by means of rent or purchase.


                        CHAPTER 8 - TECHNOLOGY AGREEMENT

Article 20
Provided Party A is not in breach of any of its agreements in connection herewith, Party B shall enter into a Use Agreement with the Joint Venture Company whereby the Joint Venture Company will obtain certain exclusive rights to purchase proprietary components as well as certain exclusive rights to USE certain proprietary techniques and trade secrets necessary to manufacture, program and operate the Super Smart Card and transaction network for the market in China as is described therein (in the Use Agreement). Said Use Agreement shall be in form and substance materially the same as the sample Use Agreement attached hereto as Appendix 4. The Use Agreement is an integral part of this Joint Venture Contract.

                       CHAPTER 9 - THE BOARD OF DIRECTORS


Article 21
The date of registration of the Joint Venture Company shall be the date of the establishment of the Board of Directors of the Joint Venture Company.

Article 22
The board of directors shall be composed of 8 directors, of which 4 shall be appointed by Party A and 4 by Party C. The Chairman of the Board shall be appointed by Party A, and the vice-chairman shall be appointed by Party C. The term of office for the directors, chairman and vice-chairman, is three years, their term of office may be renewed if continuously appointed by the relevant party. Party B seeks no position in the board of directors.

Article 23
The highest authority of the Joint Venture Company shall be its Board of Directors. It shall decide all major issues concerning the Joint Venture Company. Unanimous approval shall be required before any decisions are made about the major issues. These major issues are detailed in the Articles of Association. As for all other matters approval by three-fourths of the members of the Board of Directors shall be required.

Article 24

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The Chairman of the Board is the legal representative of the Joint Venture
Company. Should the Chairman be unable to exercise his responsibilities for some reason, he shall authorize the Vice-Chairman or if the Vice Chairman is unavailable, any other director to represent the Joint Venture Company temporarily.

Article 25
The Board of Directors shall convene at least six meetings every year. These meetings shall be called and presided over by the Chairman of the Board. The Chairman may convene an interim meeting based on a proposal made by at least two directors. Minutes of the meetings shall be placed on file.

Article 26
Three-fourths of the appointed directors, present in person or by proxy, shall constitute a quorum of the board. No meeting shall be validly held at which a quorum is not present. Any resolution passed or other action taken in a meeting at which less than three-fourths of the directors are present in person or by proxy shall be null and void. Any valid resolution or decision must be passed by at least three-fourths of the directors of the Board of the Directors except in the case of major decisions in which case unanimous consent is required for a valid resolution.


                     CHAPTER 10 - BUSINESS MANAGEMENT OFFICE


Article 27
The Joint Venture Company shall establish a management office, which shall be responsible for its daily management. The management office shall have a general manager, appointed by Party A and one deputy general manager, appointed by Party
C. Their term of office is three years and can be renewed if they are continuously appointed by the relevant party.

Article 28
The responsibility of the general manager is to carry out the decisions of the board and organize and conduct the daily management of the Joint Venture Company. The deputy general manager shall assist the general manager in his work. Several department managers may be appointed by the management office, they shall be responsible for the works in various departments respectively, handle the matters handed over by the general manager and the deputy general manager and shall be responsible to them.

Article 29
The chief financial officer of the Joint Venture Company shall be appointed by Party B after nominated by Party C. The term of the chief financial officer is three years and can be renewed if he is continuously appointed by Party B. The chief financial officer is in charge of supervising and examining the financial affairs and records of the joint venture. No expenditure (or series of expenditures to the same party) over the amount of 100 thousand RMB Yuan shall be made by the general manager without the written signature (chop) of the chief financial officer.

Article 30
In case of graft or serious dereliction of duty on the part of the general manager and/or the deputy general manager and the CFO, the Board of Directors shall have the power to dismiss either or both of them at any time.


                       CHAPTER 11 - PURCHASE OF EQUIPMENT


Article 31
In its purchase of required equipment, means of transportation and articles for office use, etc., the

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Joint Venture Company shall give first priority to
purchase in China where quality and other conditions are the same.

Article 32
In case the Joint Venture Company entrusts Party B or Party C to purchase equipment on overseas market, persons appointed by Party A shall be invited to take part in the purchasing.


                          CHAPTER 12 - LABOR MANAGEMENT

Article 33
A Labor Contract covering the recruitment, employment, dismissal and resignation, labor insurance, welfare, rewards, penalty and other matters concerning the staff and workers of the Joint Venture Company shall be drawn up between the Joint Venture Company and the trade union of the Joint Venture Company as a whole or individual employees in accordance with the "Regulations of the People's Republic of China on Labor Management in Chinese and foreign contractual Joint Ventures and its Implementation Rules". The Labor Contracts shall, after being signed, be filed with the local labor management department.

Article 34
The appointment of high-ranking administrative personnel recommended by parties, salaries, social insurance, welfare and the standard of traveling expenses etc. shall be decided by the Board of Directors at an official board meeting.


                      CHAPTER 13 - TAXES, FINANCE AND AUDIT

Article 35
The Joint Venture Company shall pay taxes in accordance with the stipulations of Chinese laws and other relative regulations.

Article 36
Staff members and workers of the Joint Venture Company shall pay individual income tax according to the "Individual Income Tax Law of the People's Republic of China".

Article 37
Allocations for reserve funds, expansion funds of the Joint Venture Company and welfare funds and bonuses for staff and workers shall be set aside in accordance with the stipulations in the "Law of the People's Republic of China on Chinese and Foreign Contractual Joint Ventures ". The annual proportion of allocations shall be decided by the Board of Directors according to the business situations of the Joint Venture Company unanimous consent of the board.

Article 38
The fiscal year of the Joint Venture Company shall be from January 1 to December
31. All statistic statements and reports, account books, shall be written in English and in Chinese.

Article 39
Financial checking and examination of the Joint Venture Company shall be conducted by an international auditor that is registered in China and in the United States whose reports shall be submitted to the Board of Directors, the general manager and the deputy general manager in both the Chinese & English language and the expense of this work shall be paid for by the JV company. Party B requires that the JV company audit be translated into U.S. GAAP which all parties hereby agree provided that this work is paid for by Party B alone.

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Article 40
In the first three months of each fiscal year, the general manager, with the assistance of the deputy general manager and the chief financial officer, shall prepare the previous year's balance sheet, profit and loss statement and a proposal regarding the disposition of profits, and shall submit same to the board of directors for examination and approval.

Article 41
Within 30 days of close of each quarter, each board member shall receive the previous quarter's financial reports prepared by and attested to and signed by the chief financial officer and attested to and signed by general manager and deputy general manager.


           CHAPTER 14 - DURATION AND TERMINATION OF THE JOINT VENTURE

Article 42
The duration of the Joint Venture Company is 30 years. The establishment of the Joint Venture Company shall be from the date on which the original business license of the Joint Venture Company is issued. An application for the extension of the duration, proposed by one party and unanimously approved by the board of directors, shall be submitted to the Ministry of Foreign Trade and Economic Cooperation (or the examination and approval authority entrusted by it) six months prior to the expiration date of the joint venture.


    CHAPTER 15 - THE DISPOSAL OF ASSETS AFTER THE EXPIRATION OF THE DURATION

Article 43
Upon the expiration of the duration or termination before the date of expiration of the Joint Venture Company, liquidation shall be carried out according to the relevant law. The liquidated assets shall be distributed in accordance with the proportion of profits shared by parties stipulated in Article 6 of this contract by Party A, Party B and Party C.


                             CHAPTER 16 - INSURANCE

Article 44
Insurance policies of the Joint Venture Company on several of risks shall be underwritten by an Insurance Company Licensed to do business in the People's Republic of China . Types, value, and duration of insurance shall be decided by the Board of Directors in accordance with the stipulation of the People's Insurance Company of China.


       CHAPTER 17- THE AMENDMENT, ALTERATION AND DISCHARGE OF THE CONTRACT


Articles 45
The amendment of the Contract or other appendices shall come into force only upon written agreement signed by each of Party A, Party B and Party C and approved by the original examination and approval authority.

Article 46

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In case of an inability to fulfill the Contract or to continue operation due to heavy losses in successive years as a result of Force Majeure, the duration of the joint venture and the Contract shall be terminated before the time of expiration if unanimously agreed upon by the board of directors and approved by the original examination and approval authority.

Article 47
Except for the reason of Force Majeure, should the Joint Venture Company be unable to continue its operations or achieve the business purpose stipulated in the Contract due to the fact that one of the Contracting parties fails to fulfill the obligations prescribed by the Contract and articles of association, or seriously violates the stipulations of the Contract and articles of association, that party shall be deemed as having unilaterally breached the Contract. The other party(s) shall have the right to terminate the contract in accordance with the provisions of the contract after approved by the original examination and approval authority as well as to claim damages. In case the other Party(s) of the joint venture company agrees to continue with the operations, the party who failed to fulfil its obligations shall be liable for the economic losses caused to the Joint Venture Company by its breach of the contract.


                 CHAPTER 18 - LIABILITIES FOR BREACH OF CONTRACT

Article 48
Should Party A, Party B and/or Party C fail to pay on schedule the contributions in accordance with the provisions defined in Chapter 5 of this contract, the breaching party(ies) shall pay to the Joint Venture Company 10% interest on the contribution starting from the first month after exceeding the time limit. Should the breaching party(ies) fail to pay after 3 months, in addition to the 10% interest that must be paid to the other parties, the other parties shall have the right to terminate the Contract and to claim damages to the breaching party(ies) in accordance with the stipulations in Article 43 of the Contract.

Article 49
Should all or part of the Contract and its appendices be unable to be fulfilled due to the fault of one party, the breaching party shall bear the liabilities thus caused. Should it be the fault of two or three parties, each party shall bear liability in accordance with the damages it causes.


                           CHAPTER 19 - FORCE MAJEURE

Article 50
Should any of the parties to the Contract be prevented from fulfilling its responsibilities under the Contract by reason of Force Majeure, such as earthquake, typhoon, flood, fire, new and unexpected state policy and war and other similar unforeseen events, the happening and consequences of which are unpreventable and unavoidable; the party claiming Force Majeure shall notify the other party(s) by fax or e-mail without any delay, and within 15 days thereafter provide the detailed information of the events and a valid and documented evidence issued by the relevant public notary organization for explaining the reason of its inability to execute or delay in the execution of all or part of the Contract. Three parties shall, through consultations, decide whether to terminate the Contract or to exempt the part of the obligations for implementation of the Contract or whether to delay the execution of the Contract according to the effects of the events on the performance of the Contract.


                           CHAPTER 20 - APPLICABLE LAW

Article 51

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The formation of this contract, its validity, interpretation, execution and settlement of the disputes, shall be governed by the related laws of the People's Republic of China.


                       CHAPTER 21 - SETTLEMENT OF DISPUTES

Article 52
Any disputes arising from the execution of or in connection with the Contract shall be settled through friendly consultations between the three parties. In case no settlement can be reached through consultations, the disputes shall be submitted for arbitration. Arbitration shall take place in the defendant's country. If in China, arbitration shall be conducted by China International Economic and Trade Arbitration Commission in Beijing in accordance with its rules of procedure. If in the USA, the arbitration shall be conducted by the International Chamber of Commerce in New York in accordance with its rules of procedure.

The arbitral award shall be final and binding on the three parties.

Article 53
During any dispute or arbitration, the Contract shall be executed continuously by the three parties in all respects except for matters in dispute.


                              CHAPTER 22 - LANGUAGE

Article 54
The Contract shall be written in Chinese and in English version. Both languages are equally authentic.


          CHAPTER 23 - EFFECTIVENESS OF THE CONTRACT AND MISCELLANEOUS

Article 55
The appendices drawn up in accordance with the principles of this contract form an integral part of this contract.

Article 56
This Contract and its appendices shall come into force beginning from the date of approval of the Ministry of Foreign Trade and Economic Cooperation of the People's Republic of China (or its entrusted examination and approval authority).

Article 57
The legal address of Party A, Party B and Party C listed in the Contract shall be the posting address. Relevant notices in connection with any matters of any Party's right and/or obligations, shall be made by written letter which shall be required to notify the other parties and must be posted to the aforesaid address to come into effect (after having faxed or e-mailed same). Within the duration of effectiveness of the Contract in case of alteration of the legal address of any party, the other parties must be immediately notified.

Article 58
The Contract is signed in Beijing by the authorized representatives of three parties on AUGUST 27TH, 2000.
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For Party A                   For Party B                For Party C
SCI                           eSSI                       IVI



----------------------       ---------------------       ----------------------
(Signatory)                  (Signatory)                 (Signatory)
Name:
Title: